                                                                  Exhibit 99.B10


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                       ARTHUR ANDERSEN LLP


                                       ARTHUR ANDERSEN LLP
                                       -------------------

Houston, Texas
April 30, 1999

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